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Supplement to Statement of Additional Information dated September 1, 2021

November 5, 2021
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund, and Harbor Target Retirement 2060 Fund (each, a “Fund”). The liquidation of each Fund is expected to occur on January 14, 2022 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the Funds on the Liquidation Date.
Shareholders may exchange shares of a Fund for another Harbor fund, or redeem shares out of a Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Funds’ prospectus, until the Liquidation Date.
In order to ready the Funds for liquidation, each Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that each Fund will seek to achieve its investment objective of seeking capital appreciation and current income.
The Funds will no longer accept additional investments from new or existing shareholders beginning on January 10, 2022.
Investors Should Retain This Supplement For Future Reference
S1121.SAI